Exhibit 3
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                          REGISTRATION RIGHTS AGREEMENT

                                GEOKINETICS INC.



                          Dated as of September 8, 2006






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                                TABLE OF CONTENTS

                                                                     PAGE


ARTICLE I -    DEFINITIONS.............................................1

      1.1   Definitions................................................1

      1.2   Other Definitional and Interpretive Matters................4

ARTICLE II -   REGISTRATION RIGHTS.....................................4

      2.1   Demand Registration........................................4

      2.2   Piggyback Registrations....................................8

      2.3   Transfer of Registration Rights............................9

      2.4   Holdback Agreement........................................10

      2.5   Registration Procedures...................................10

      2.6   Suspension of Dispositions................................14

      2.7   Registration Expenses.....................................14

      2.8   Indemnification...........................................15

      2.9   Current Public Information................................18

      2.10  No Inconsistent Agreements................................19

ARTICLE III -  TERMINATION............................................19

      3.1   Termination...............................................19

ARTICLE IV -   MISCELLANEOUS..........................................19

      4.1   Notices...................................................19

      4.2   Governing Law.............................................20

      4.3   Jurisdiction..............................................21

      4.4   Successors and Assigns....................................21

      4.5   Duplicate Originals.......................................21

      4.6   Severability..............................................21

      4.7   No Waivers; Amendments....................................21

      4.8   Negotiated Agreement......................................21




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                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") dated September 8, 2006, is among Geokinetics Inc., a Delaware corporation (including its successors, the "COMPANY"), Avista Capital Partners, L.P., a Delaware limited partnership, Avista Capital Partners (Offshore), L.P. (together with Avista Capital Partners, L.P., the "AVISTA HOLDERS") and Levant America S.A., a Liberian corporation (collectively, with the Avista Holders, the "SECURITY HOLDERS").

                                    RECITALS

      WHEREAS, the Company and the Security Holders are parties to the Securities Purchase Agreement of even date herewith (the "PURCHASE Agreement");

      WHEREAS, under the Securities Purchase Agreement, the Security Holders will purchase shares of Series B Senior Convertible Preferred Stock, par value $10.00 per share (the "PREFERRED STOCK"), of the Company; and

      WHEREAS, the Preferred Stock is convertible into shares of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK").

      WHEREAS, in order to induce the Security Holders to enter into the Purchase Agreement, and to purchase the Preferred Stock, the parties desire to grant to the Security Holders certain rights as provided herein.

      NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I - DEFINITIONS

      1.1   DEFINITIONS.

            (a) For purposes of this Agreement, defined terms used herein which are not otherwise defined herein shall have the same respective meanings as such terms have in the Purchase Agreement, and in addition, the following terms shall have the meanings specified in this Section 1.1.

            "AFFILIATE" means, with respect to any Person, any Person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with any Person.

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            "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the laws of the United States or the State of New York.

            "COMMON STOCK EQUIVALENTS" means, without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company and securities convertible or exchangeable into Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of any future event.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations promulgated by the SEC thereunder.

            "EXCLUDED REGISTRATION" means a registration under the Securities Act of (i) securities registered on Form S-8 or any similar successor form and
(ii) securities registered to effect the acquisition of or combination with another Person.

            "HOLDER" means (i) a Security Holders listed on the signature page hereof and (ii) any direct or indirect transferee of any such Security Holder, including any Security Holder that receives shares of Common Stock upon a distribution or liquidation of a Holder, who has been assigned the rights of the transferor Holder under this Agreement in accordance with Section 2.3.

            "PERSON" or "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

            "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "REGISTRABLE SHARES" means, at any time, the Common Stock (acquired upon conversion of Preferred Stock of the Company) and Preferred Stock of the Company owned by the Holders, whether owned on the date hereof or acquired hereafter; provided, however, to the extent any determination of the number or percentage of Registrable Shares is made under the terms of this Agreement, all Preferred Stock shall be included with all Common Stock on as converted basis for the purpose of any such determination; provided, further, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such


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registration or (ii) which have been sold pursuant to Rule 144 under the
Securities Act.

            "REQUIRED HOLDERS" means Holders who then own beneficially more than 50% of the aggregate number of shares of Registrable Shares subject to this Agreement.

            "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations promulgated by the SEC thereunder.

            "SUBSIDIARY" means any entity with respect to which a specified Person (or a Subsidiary thereof) owns or has the power to vote 50% or more of the equity interests in such entity, having general voting power to participate in the election of the governing body of such entity.

(b) For purposes of this Agreement, the following terms have the meanings set forth in the sections indicated:

Term                                      Section

Advice                                    2.6
Agreement                                 Introductory Paragraph
Avista Holders                            Recitals
Common Stock                              Recitals
Company                                   Introductory Paragraph
Company Shelf                             2.1(i)
Company Shelf Shares                      2.1(i)
Demand Registration                       2.1(a)
Demand Request                            2.1(a)
Inspectors                                2.5(j)
Material Adverse Effect                   2.1(e)
NASD                                      2.5(l)
Preferred Stock                           Recitals
Purchase Agreement                        Recitals
Records                                   2.5(j)
Registration Expenses                     2.7
Requesting Holders                        2.1(a)
Required Filing Date                      2.1(b)
Security Holders                          Introductory Paragraph
Seller Affiliates                         2.8(a)
Shelf Offering                            2.1(f)
Suspension Notice                         2.6
Underwritten Offering                     2.1(d)



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      1.2   OTHER DEFINITIONAL AND INTERPRETIVE MATTERS. Unless otherwise expressly provided or the context otherwise requires, for purposes of this Agreement the following rules of interpretation apply.

            (a) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is excluded. If the last day of such period is a non-Business Day, the period in question ends on the next succeeding Business Day.

            (b)   Any reference in this Agreement to $ means U.S. dollars.

            (c) The Schedules to this Agreement are hereby incorporated and made a part hereof as if set forth in full in this Agreement and are an integral part of this Agreement. Any capitalized terms used in any Schedule but not otherwise defined therein are defined as set forth in this Agreement.

            (d) Any reference in this Agreement to gender includes all genders, and words imparting the singular number also include the plural and vice versa.

            (e) The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and do not affect, and should not be utilized in, the construction or interpretation of this Agreement.

            (f) All references in this Agreement to any "ARTICLE," "SECTION," or "SCHEDULE" are to the corresponding Article, Section, Schedule or Exhibit of this Agreement.

            (g) The words "HEREIN," "HEREINAFTER," "HEREOF," and "HEREUNDER" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

            (h) The word "INCLUDING" or any variation thereof means "INCLUDING, BUT NOT LIMITED TO," and does not limit any general statement that it follows to the specific or similar items or matters immediately following it.

                        ARTICLE II - REGISTRATION RIGHTS

      2.1   DEMAND REGISTRATION.

            (a) At any time after the Closing Date, any Avista Holder may request, in writing (a "DEMAND REQUEST"), that the Company effect the registration under the Securities Act of all or part of its or their Registrable


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Shares (a "DEMAND REGISTRATION"). Notwithstanding the foregoing, no Demand
Request will be effective hereunder unless the Registrable Shares proposed to be sold by the Avista Holders requesting the Demand Registration (the "REQUESTING HOLDERS," which term shall include parties deemed "Requesting Holders" pursuant to Section 2.1(f) hereof) represent, in the aggregate, more than 25% of the total number of Registrable Shares held by all Avista Holders.

            (b) Each Demand Request shall specify the number of Registrable Shares proposed to be sold and the intended method of disposition of the Registrable Shares (including an Underwritten Offering pursuant to Section 2.1(d) or a Shelf Registration pursuant to Section 2.1(f)). Subject to Section 2.1(h), the Company shall file the Demand Registration within 90 days after receiving a Demand Request (the "REQUIRED FILING DATE") and shall use all commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, however, that the Company need effect only three (3) Demand Registrations pursuant to Demand Requests made by Avista Holders of Registrable Shares pursuant to Section 2.1(a); provided, further, that if any Registrable Shares requested to be registered pursuant to a Demand Request are excluded from the applicable Demand Registration pursuant to Section 2.1(e) below, the Avista Holders shall have the right, with respect to each such exclusion, to request one additional Demand Registration.

            (c) A registration will not count as a Demand Registration until it has become effective (unless the Requesting Holders withdraw all their Registrable Shares and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses, as hereinafter defined, in connection with such withdrawn registration); provided, however, that if, after it has become effective, an offering of Registrable Shares pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand Registration.

            (d) The Requesting Holders may provide in the Demand Request that the offering of Registrable Shares pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering (an "UNDERWRITTEN OFFERING"). The Requesting Holders of a majority of the Registrable Shares to be registered in a Demand Registration shall select the investment banking firm or firms to manage the Underwritten Offering, provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld. No Person may participate in any registration pursuant to Section 2.1(a) unless such Person (i) agrees to sell such Person's Registrable Shares on the basis provided in any underwriting arrangements described above and (ii) completes and executes all questionnaires, powers of attorney, indemnities,


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underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (A) such Person's ownership of his or its Registrable Shares to be transferred free and clear of all liens, claims and encumbrances, (B) such Person's power and authority to effect such transfer and (C) such matters pertaining to compliance with securities laws as may be reasonably requested; provided, further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Shares, and the liability of each such Person will be in proportion thereto, and provided, further, that such liability will be limited to the net amount received by such Person from the sale of his or its Registrable Shares pursuant to such registration.

            (e) No securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration for an Underwritten Offering unless the managing underwriter or underwriters shall advise the Company or the Requesting Holders in writing that the inclusion of such securities will not materially and adversely affect the price or success of the Underwritten Offering (a "MATERIAL ADVERSE EFFECT"). Furthermore, in the event the managing underwriter or underwriters shall advise the Company or the Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Shares proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Shares of the Requesting Holders to be included in such Demand Registration shall equal the number of shares which the Company is so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated pro rata among the Requesting Holders on the basis of the number of Registrable Shares requested to be included in such registration by each such Requesting Holder.

            (f) The Requesting Holders may provide in the Demand Request that the offering of Registrable Shares pursuant to a Demand Registration shall be in the form of a "shelf offering" under the Securities Act to be made on a continuous basis pursuant to Rule 415 (a "SHELF OFFERING"). The Shelf Offering shall be on Form S-1 (or on Form S-3, if the Company is eligible to utilize such Form to register its shares). Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Shelf Offering to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its best efforts to keep such Shelf Offering continuously effective under the Securities Act until all Registrable Securities covered by such Shelf Offering have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to


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a written opinion letter to such effect, addressed and acceptable to the
Company's transfer agent and the affected Avista Holders.

            (g) Upon receipt of any Demand Request, the Company shall promptly (but in any event within 10 days) give written notice of such proposed Demand Registration to all other Avista Holders, who shall have the right, exercisable by written notice to the Company within 20 days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Shares as they may request. All Avista Holders requesting to have their Registrable Shares included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "REQUESTING HOLDERS" for purposes of this Section 2.1(g).

            (h) The Company may defer the filing (but not the preparation) of a registration statement required by Section 2.1(a) until a date not later than 90 days after the Required Filing Date (or, if longer, 90 days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or (ii) prior to receiving the Demand Request, the Board of Directors had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 2.1(h) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 2.1(h), the Company shall promptly (but in any event within ten days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 2.1(h) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Shares held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 2.1(h) only once.



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            (i)   In lieu of any of the three Demand Registrations and if the
Company has established a "shelf offering" of newly issued shares of Common Stock (the "COMPANY SHELF SHARES") under the Securities Act to be made on a continuous basis pursuant to Rule 415 on Form S-3 (the "COMPANY SHELF"), the Avista Holders may issue a Demand Request for the Company to sell Company Shelf Shares and use the proceeds from such sales to purchase the Registrable Shares held by the Requesting Holders (the "SHELF FUNDED REPURCHASE") at a price (determined on a fully diluted basis) equal to the price at which the Company Shelf Shares were sold less any underwriting discounts and commissions. Subject to the terms of this Agreement, the Company shall use its best efforts to keep such Company Shelf continuously effective under the Securities Act until all Registrable Securities included in the applicable Demand Request have been purchased by the Company or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Avista Holders. The Company will not be responsible for any fees or expenses incurred by the Avista Holders in connection with the Shelf Funded Repurchase other than as provided in Section
2.7 hereto.

      2.2   PIGGYBACK REGISTRATIONS.

            (a) Each time the Company proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any Security Holders of the Company) and the form of registration statement to be used permits the registration of Registrable Shares, the Company shall give prompt written notice to each Holder of Registrable Shares (which notice shall be given not less than 30 days prior to the effective date of the Company's registration statement), which notice shall offer each such Holder the opportunity to include any or all of its or his Registrable Shares in such registration statement, subject to the limitations contained in Section 2.2(b) hereof. Each Holder who desires to have its or his Registrable Shares included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within 20 days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Shares in any registration statement pursuant to this Section 2.2(a) by giving written notice to the Company of such withdrawal. Subject to Section 2.2(b) below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.



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            (b)   If the managing underwriter advises the Company that the
inclusion of Registrable Shares requested to be included in the registration statement would cause a Material Adverse Effect, the Company will be obligated to include in the registration statement, as to each Requesting Holder, only a portion of the shares such Holder has requested be registered equal to the product of: (i) the ratio which such Holder's requested shares bears to the total number of shares requested to be included in such registration statement by all Persons (including Requesting Holders) who have requested (pursuant to contractual registration rights) that their shares be included in such registration statement; and (ii) the maximum number of shares that the managing underwriter advises may be sold in an offering covered by the registration statement without a Material Adverse Effect. If as a result of the provisions of this Section 2.2(b) any Holder shall not be entitled to include all Registrable Shares in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Shares in such registration statement. No Person may participate in any registration statement hereunder unless such Person (i) agrees to sell such person's Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (A) such Person's ownership of his or its Registrable Shares to be sold or transferred free and clear of all liens, claims and encumbrances, (B) such Person's power and authority to effect such transfer and (C) such matters pertaining to compliance with securities laws as may be reasonably requested; provided, further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Shares, and the liability of each such Person will be in proportion to, and provided, further, that such liability will be limited, to the net amount received by such Person from the sale of his or its Registrable Shares pursuant to such registration.

      2.3 Transfer of Registration Rights. The rights of each Holder under this Agreement may be assigned to a transferee or assignee of at least 50,000 shares (on a fully basis as adjusted for stock splits, stock dividends, recapitalizations and the like) of a Holder's Registrable Shares not sold to the public; provided, however, that the Company is given: (a) written notice by such Holder at or within a reasonable time after said transfer, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and
(b) a joinder agreement, in a form reasonably satisfactory to the Company, executed by such assignee pursuant to which such assignee agrees to be bound by the terms of this Agreement. Notwithstanding the foregoing, any Holder may transfer rights to a transferee of fewer than 50,000 shares (on a fully basis as


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adjusted for stock splits, stock dividends, recapitalizations and the like) of a
Holder's Registrable Shares if such transferee is (a) any affiliate, control person, controlled person, partner or retired partner of any Holder or (b) any family member or trust for the benefit of any individual Holder.

      2.4 Holdback Agreement. Unless the managing underwriter otherwise agrees, each of the Company and the Holders agrees (and the Company agrees, in connection with any underwritten registration, to use its commercially reasonable efforts to cause its Affiliates to agree) not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten Business Days prior to the effectiveness under the Securities Act of any underwritten registration and during such time period after the effectiveness under the Securities Act of any underwritten registration (not to exceed 90 days) as the Company and the managing underwriter may agree. Notwithstanding the foregoing, this Section 2.4 shall not apply unless all then officers and directors of the Company and each holder of securities representing 1% or more of the outstanding securities of the Company enter into similar agreements. Any discretionary waiver or termination of the requirements under the foregoing provisions made by the managing underwriter shall apply to each seller of Registrable Shares on a pro rata basis in accordance with the number of Registrable Shares held by each seller.

      2.5 Registration Procedures. Whenever any Holder has requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

            (a) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective;

            (b) prepare and file with the SEC such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until all of the shares subject to such offering have been sold (or such lesser period as is necessary for the underwriters in an Underwritten Offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus


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included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section
2.6 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

            (d) use its commercially reasonable efforts to register or qualify the Registrable Shares under the other securities or blue sky laws of the jurisdictions as the managing underwriter reasonably requests (or, in the event the registration statement does not relate to an Underwritten Offering, as the holders of a majority of the Registrable Shares may reasonably request); use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which the registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

            (e) promptly notify each seller and each underwriter and if requested by any such Person, confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose and (iii) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;



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            (f)   make generally available to the Company's Security Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12 month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12 month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

            (g) if requested by the managing underwriter or any seller promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

            (h) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

            (i) cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

            (j) promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (j) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) if either (A) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Holder of Registrable Shares requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Holder of Registrable Shares agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

            (k)   furnish to each seller and underwriter a signed counterpart of
(i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

            (l) cause the Registrable Shares included in any registration statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or (ii) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. ("NASD"). Automated Quotation System or the Nasdaq National Market if the Registrable Shares so qualify;

            (m) provide a transfer agent and registrar for all Registrable Shares registered hereunder and provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

            (n) cooperate with each seller and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the NASD;

            (o) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

            (p) notify each seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

            (q) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

            (r) enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

            (s) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

      2.6 Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a "SUSPENSION NOTICE") from the Company of the happening of any event of the kind described in Section 2.5(e)(iii) such Holder will forthwith discontinue disposition of Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "ADVICE") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 2.5(b) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

      2.7 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Article II including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares), messenger and delivery expenses, the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with any listing of the Registrable Shares, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other persons retained by the Company and reasonable fees and expenses of one firm of counsel for the sellers (which shall be selected by the holders of a majority of the Registrable Shares being included in any particular registration statement) (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Company whether or not any registration statement becomes effective; provided, however, that in no event shall Registration Expenses include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Shares or any counsel (except as provided above), accountants or other persons retained or employed by the Holders.

      2.8   Indemnification.

            (a) The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "SELLER AFFILIATES") (i) against any and all losses, claims, damages, liabilities and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by Section 2.8(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (iii) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or such violation of the Securities Act or Exchange Act, to the extent that any such expense or cost is not paid under subparagraph (i) or (ii) above; except insofar as any such statements are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this
Section 2.8(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

            (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange
Act) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.8(c)) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and, provided, further, that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; provided, however, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

            (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

            (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.8(a) or Section 2.8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 2.8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.8(c), defending any such action or claim. Notwithstanding the provisions of this Section 2.8(d), no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 2.8(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

      If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
Section 2.8(a) and Section 2.8(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8(d) subject, in the case of the Holders, to the limited dollar amounts set forth in Section 2.8(b).

            (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

      2.9 Current Public Information. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may at any time permit the sale of securities to the public without registration, the Company agrees to use its best efforts to:

            (a) make and keep public information available, as those terms are defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (c) furnish to any Holder, so long as such Holder owns any Registrable Shares, upon request by such Holder, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

      2.10 No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on of after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders under this Agreement or otherwise conflicts with provisions thereof. Except as set forth on Schedule 2.10, neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

                           ARTICLE III - TERMINATION

      3.1 Termination. The provisions of this Agreement shall terminate on seventh anniversary hereof.

                           ARTICLE IV - MISCELLANEOUS

      4.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

      If to the Company:

            Geokinetics Inc.
            One Riverway,
            Suite 2100 Houston,
            Texas 77056
            Telecopy #: (713) 850-7730
            Attention:  David A. Johnston

      With copies to (which shall not constitute notice):


            Chamberlain, Hrdlicka, White, Williams & Martin
            1200 Smith Street, Suite 1400
            Houston, Texas 77002
            Telecopy #:  (713) 658-2553
            Attention:  James J. Spring, III


      If to any Holder, at its address listed on the signature pages hereof.

      Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

      Failure to transmit a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is given or made in the manner provided above, it is duly given, whether or not the addressee receives it.

      4.2 Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED EXCLUSIVELY IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

      4.3 Jurisdiction. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF FEDERAL OR STATE COURT OF COMPETENT JURISDICTION IN THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT THEREFROM, FOR THE RESOLUTION OF ANY AND ALL DISPUTES, CONTROVERSIES, CONFLICTS, LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE SUBJECT MATTER HEREOF AND AGREES NOT TO COMMENCE ANY LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE SUBJECT MATTER HEREOF IN ANY OTHER COURT.

      4.4 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall be binding upon and benefit the Company, each Holder and their respective successors and assigns.

      4.5 Duplicate Originals. All parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

      4.6 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

      4.7   No Waivers; Amendments.

            (a) No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

            (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Holders.

      4.8 Negotiated Agreement. This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to the construction or interpretation hereof.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

                                    GEOKINETICS INC.



                                    By:   /s/ David A. Johnson
                                        --------------------------------
                                           David A. Johnson
                                           President and Chief Executive Officer

                                    AVISTA CAPITAL PARTNERS, L.P.

                                    BY: AVISTA CAPITAL PARTNERS GP, LLC, ITS
                                    GENERAL PARTNER

                                    By:  /s/  Ben Silbert
                                       ---------------------------
                                    Ben Silbert
                                    General Counsel

                                    Address:
                                    1000 Louisiana Street, Suite 1200
                                    Houston, Texas 77002
                                    Telecopy: (713) 328-1097
                                    Attention: Steve Webster


                                    AVISTA CAPITAL PARTNERS (OFFSHORE), L.P.

                                    BY: AVISTA CAPITAL PARTNERS GP, LLC, ITS
                                    GENERAL PARTNER

                                    By:  /s/  Ben Silbert
                                       ---------------------------
                                    Ben Silbert
                                    General Counsel

                                    Address:
                                    1000 Louisiana Street, Suite 1200
                                    Houston, Texas 77002
                                    Telecopy: (713) 328-1097
                                    Attention: Steve Webster

                              Copy to:

                                    Weil, Gotshal & Manges LLP,
                                    700 Louisiana, Suite 1600
                                                         ====
                                    Houston, Texas 77002
                                                   =====
                                    Telecopy:  (713) 224-9511
                                    Attention: Steve Rubin, Esq.,

                                    LEVANT AMERICA S.A.

                                    By:  /s/  K. H. Hannan, Jr.
                                       ---------------------------
                                          K. H. Hannan, Jr.
                                          Attorney in Fact

                                    Colonial Navigation Company, Inc.
                                    750 Lexington Ave. 26th Floor
                                    New York, New York, 10022
                                    Telecopy: 1-212-319-2826
                                    Attention: K. H. Hannan, Jr.